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                                OFFICE/WAREHOUSE LEASE

    THIS INDENTURE of lease, dated this 18th day of November, 1991, by and between Prairieview Jack, Ltd., AmberJack, Ltd., its General Partner, Welsh Companies, Inc., its Manager hereinafter referred to as "Lessor", and Bio-Metric Systems, Inc. (a Minnesota Corporation) hereinafter referred to as "Lessee".

DEFINITIONS:

"Premises" - That certain real property located in the City of Eden Prairie, County of Hennepin and State of Minnesota and legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements located thereon.

"Building" - That certain office/warehouse building containing approximately 63,905 square feet located upon the Premises and commonly described as Prairieview Business Center.

"Demised Premises" - That certain portion of the Building located at 9922, 9924, 9928, 9932, 9942 West 74th St. (see Article 42 of Addendum) and designated as Bays 8, 11, 12, 13, 14, 15 (see Article 42 of Addendum), consisting of approximately 26,115 square feet (10,074 square feet of office space and 16,041 square feet of warehouse space), as measured from the outside walls of the Demised Premises to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Demised Premises include a non-exclusive easement for access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

"Common Areas" - The term "common area" means the entire areas to be used for the non-exclusive use by Lessee and other lessees in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots and landscaped areas. Subject to reasonable rules and regulations to the promulgated by Lessor, the common areas are hereby made available to Lessee and its employees, agents, customers, and invitees for reasonable use in common with other lessees, their employees, agents, customers and invitees.

WITNESSETH:

TERM:

1. For and in consideration of the rents, additional rents, terms, provisions and covenants herein contained, Lessor hereby lets, leases and demises to Lessee the Demised Premises for the term of 60 months commencing on the first day of January, 1992 (sometimes called "the Commencement Date") and expiring the last day of December, 1996 (sometimes called "Expiration Date"), unless sooner terminated as hereinafter provided.

BASE RENT:

2.  Lessor reserves and Lessee shall pay Lessor, a total rental of Seven
Hundred Thirteen Thousand Three Hundred Thirty and 46/100 Dollars ($713,330.46),
payable in advance, in equal monthly installments of   SEE ARTICLE 43 OF
ADDENDUM   Dollars ($ARTICLE 43), commencing on the

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Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term (sometimes called "Base Rent"). In the event the Commencement Date falls on a date other than the first of a month the rental for that month shall be prorated and adjusted accordingly.

ADDITIONAL RENT:

3.  Lessee shall pay to Lessor throughout the term of this Lease the following:

    a. Lessee shall pay a sum equal to Forty & 87/100 (See Article 44 of Addendum) percent (40.87%) of the Real Estate taxes. The term "Real Estate Taxes" shall mean all real estate taxes, all assessments and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part. Lessee, in addition to all other payments to Lessor by Lessee required hereunder shall pay to Lessor, in each year during the term of this Lease and any extension or renewal thereof, Lessee's proportionate share of such real estate taxes and assessments paid in the first instance by Lessor.

    Any tax year commencing during any lease year shall be deemed to correspond to such lease year. In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Lessee, or of machinery, equipment, fixtures, inventory or other personal property or assets of Lessee, then Lessee shall pay all the taxes attributable to such items in addition to its proportionate share of said aforementioned real estate taxes and assessments. A photostatic copy of the tax statement submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Premises of which the Demised Premises are a part, as well as the items taxed.

    b. A sum equal to Forty & 87/100 (See Article 44 of Addendum) percent (40.87%) of the annual aggregate operating expenses incurred by Lessor in the operation, maintenance and repair of the Premises. The term "Operating Expenses" shall include by not be limited to maintenance, repair, replacement and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building, insurance premiums, management fee, wages and fringe benefits of personnel employed for such work, costs of equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Premises (amortized over such reasonable period as lessor shall determine together with the interest at the rate of 13% per annum on the unamortized balance) of any capital improvements made to the Building by Lessor after the Base Year which result in a reduction of Operating Expenses or made to the Building by Lessor after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed.

    c. In no event shall the total adjusted monthly rent be less than Fifteen Thousand Two Hundred Twenty-Eight & 00/100 Dollars ($15,228), per month during the term of this Lease.

    The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease. All sums due hereunder shall be due and payable


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within thirty (30) days of delivery of written certification by Lessor setting forth the computation of the amount due from Lessee. In the event the lease term shall begin or expire at any time during the calendar year, the Lessee shall be responsible for his prorata share of Additional Rent under subdivisions
a. and b. during the Lease and/or occupancy time.

    Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Lessor may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee's share of Real Estate Taxes for such calendar year; (iv) Lessee's share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Lessee's share of Real Estate Taxes, and Operating Expenses. Said estimates will be in writing and will be delivered or mailed to Lessee at the Premises.

    The amount of Lessee's share of Real Estate Taxes, and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month during such calendar year at the option of Lessor. In the event that such estimate is delivered to Lessee before the first day of January of such calendar year, said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month during such calendar year. In the event that such estimate is delivered to Lessee after the first day of January of such calendar year, said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

    Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Lessor shall cause its accountants to determine the actual amount of the Real Estate Taxes, and Operating Expenses payable in such calendar year and Lessee's share thereof and deliver a written certification of the amounts thereof to Lessee. If Lessee has underpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Lessee shall pay the balance of its share of same within ten (10) days after the receipt of such statement. If Lessee has overpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Lessor shall either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's share of Real Estate Taxes, and Operating Expenses for the next following calendar year. A pro rata adjustment shall be made for a calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article 3 shall be adjusted accordingly.

COVENANT TO PAY RENT:

4. The covenants of Lessee to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to Lessor at Welsh Companies, Inc., 11200 West 78th Street, Eden Prairie, MN 55344, or as may be designated by Lessor


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UTILITIES:

5. Lessor shall provide mains and conduits to supply water, gas, electricity and sanitary sewage to the Premises. Lessee shall pay, when due, all charges for sewer usage or rental, garbage, disposal, refuse removal, water, electricity, gas, fuel oil, L.P. gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. In Lessor elects to furnish any of the foregoing utility services or other services furnished or caused to be furnished to Lessee, then the rate charged by Lessor shall not exceed the rate Lessee would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed additional rent in accordance with Article 3.

CARE AND REPAIR OF DEMISED PREMISES:

6. Lessee shall, at all times throughout the term of this Lease, including renewals and extension, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first class condition and in compliance with all applicable laws, codes, ordinances, rules and regulations. Lessee's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of heating, air conditioning fixtures, equipment, and systems, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors and docks and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by the Lessee shall be equal in quality and class to the original work. The Lessee shall keep and maintain all portions of the Demised Premises and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

    If Lessee fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given Lessee, in accordance with Article 33 of this Lease, Lessor may make such repairs without liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay to Lessor all costs plus 15% for overhead incurred by Lessor in making such repairs upon presentation to Lessee of bill therefor.

    Lessor shall repair, at its expense, the structural portions of the Building, provided however where structural repairs are required to be made by reason of the acts of Lessee, the costs thereof shall be borne by Lessee and payable by Lessee to Lessor upon demand.

    The Lessor shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas. All such maintenance which is the responsibility of the Lessor shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays and holidays, upon the condition that the Lessor shall not be liable for damages for failure to do so due to causes beyond its control.


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SIGNS:

7. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from the exterior of the Demised Premises, shall be approved and installed by Lessor at Lessee's expense. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

ALTERATIONS, INSTALLATION, FIXTURES:

8. Except as hereinafter provided, Lessee shall not make any alteration, additions, or improvements in or to the Demised Premises or add, disturb or in any way change any plumbing or wiring therein without the prior written consent of the Lessor. In the event alterations are required by any governmental agency by reason of the use and occupancy of the Demised Premises by Lessee, Lessee shall make such alterations at its own cost and expense after first obtaining Lessor's approval of plans and specifications therefor and furnishing such indemnification as Lessor may reasonably require against liens, costs, damages and expenses arising out of such alterations. Alterations or additions by Lessee must be built in compliance with all laws, ordinances and governmental regulations affecting the Premises and Lessee shall warrant to Lessor that all such alterations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only upon Lessee obtaining and exhibiting to Lessor the requisite approvals, licenses and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the Demised Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default.

POSSESSION:

9. Except as hereinafter provided Lessor shall deliver possession of the Demised Premises to Lessee in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to or later than such Commencement Date shall not affect the expiration date of this Lease. The rentals herein reserved shall commence on the date when possession of the Demised Premises is delivered by Lessor to Lessee. Any occupancy by Lessee prior to the beginning of the term shall in all respects be the same as that of a Lessee under this Lease. Lessor shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the Demised Premises. If Demised Premises are not ready for occupancy by Commencement Date and possession is later than Commencement Date, rent shall begin on date of possession.

SECURITY AND DAMAGE DEPOSIT:

10. Lessee contemporaneously with the execution of this Lease, has transferred from Lease dated May 24, 1982, to the Lessor the sum of Two Thousand Seven Hundred and 00/100 Dollars


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($2,700.00), receipt of which is acknowledged hereby by Lessor, which deposit is to be held by Lessor, without liability for interest, as a security and damage deposit for the faithful performance by Lessee during the term hereof or any extension hereof. Prior to the time when Lessee shall be entitled to return of this security deposit, Lessor may commingle such deposit with Lessor's own funds and to use such security deposit for such purpose as Lessor may determine. In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the term hereof or any extension hereof, then Lessor, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Lessor for all losses or damages sustained or to be sustained by Lessor due to such breach on the part of Lessee, including, but not limited to overdue and unpaid rent, any other sum payable by Lessee to Lessor pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Demised Premises, and reasonable attorney's fees incurred by Lessor. Should the entire deposit or any portion thereof, be appropriated and applied by Lessor, in accordance with the provisions of this paragraph, Lessee upon written demand by Lessor, shall remit forthwith to Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited, and Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Lessee, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Lessee shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

    In the event Lessor shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Lessor may assign said security deposit or any balance thereof to Lessor's assignee, whereupon Lessor shall be released from all liability for the return or repayment of such security deposit and Lessee shall look solely to the said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Lessee without such consent of Lessor, and any assignment or encumbrance without such consent shall not bind Lessor. In the event of any rightful and permitted assignment of this Lease by Lessee, said security deposit shall be deemed to be held by Lessor as a deposit made by the assignee, and Lessor shall have no further liability with respect to the return of said security deposit to the Lessee.

USE:

11. The Demised Premises shall be used and occupied by Lessee solely for the purposes of general offices, laboratory, library, coating production, warehouse so long as such use is in compliance with all applicable laws, ordinances and governmental regulations affecting the Building and Premises. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Lessor shall be obliged on account of the purpose of manner of said use to make any addition or alteration to or in the Building. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Lessee shall occupy the Demised Premises conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, and reputable and will not permit or


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create any nuisance, noise, odor, or otherwise interfere with, annoy or disturb any other lessee in the Building in its normal business operations or Lessor in its management of the Building. Lessee's use of the Demised Premises shall conform to all the Lessor's rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment, property or materials owned or used on the Premise by Lessee or its customers and suppliers shall not be permitted.

ACCESS TO DEMISED PREMISES:

12. The Lessee agrees to permit the Lessor and the authorized representatives of the Lessor to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that the Lessor may deem necessary to prevent waste or deterioration in connection with the Demised Premises. Nothing herein shall imply any duty upon the part of the Lessor to do any such work which, under any provision of this Lease, the Lessee may be required to perform and the performance thereof by the Lessor shall not constitute a waiver of the Lessee's default in failing to perform the same. The Lessor may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment. The Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Lessee by reason of making repairs or the performance or any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of the Lessee under this Lease shall not thereby be affected in any manner whatsoever." Lessor reserves the right to enter upon the Demised Premises at any time in the event of an emergency and at reasonable hours to exhibit the Demised Premises to prospective purchasers or others; and to exhibit the Demised Premises to prospective Lessees and to the display "For Rent" or similar signs on windows or doors in the Demised Premises during the last One Hundred Twenty
(120) days of the term of this Lease, all without hindrance or molestation by Lessee.

EMINENT DOMAIN:

13. In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term hereof, the following provisions shall apply:

    a. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasipublic use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

    b. If any part constituting less than the whole of the Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of Lessor, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination.


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    In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premises taken. Lessor reserves the right, at its option, to restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee within thirty (30) days following the date possession shall be taken by the condemning authority, of Lessor's intention to restore. Upon Lessor's notice of election to restore, Lessor shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of condemnation or sale proceeds adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.

    c. In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation and Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right to claim to any part thereof.

    d. Although all damages in the event of any condemnation shall belong to the Lessor whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises. Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment. However, Lessee shall have no claim against Lessor or make any claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said lease or loss of any possible value of said lease, any unexpired term, renewal or extension of said Lease.

DAMAGE OR DESTRUCTION:

14. In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:


    a. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee written notice of Lessor's election to terminate this Lease.

    b. If the cost of restoration as estimated by Lessor will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Demised Premises are not suitable as a


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result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Lessee, then Lessee may, no later than the sixtieth
(60th) day following the damage, give Lessor a written notice of election to terminate this Lease.

    c. If the cost of restoration as estimated by Lessor shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of insurance adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Lessor shall not be responsible for restoring or repairing leasehold improvements of the Lessee.

    d. In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid up to that date. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

    e. In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Lessee, its employees, contractors or licensees, a portion of the rent based upon the amount of the extent to which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Lessee as aforesaid and if Lessor shall elect to rebuild, the rent shall not abate and the Lessee shall remain liable for the same.

CASUALTY INSURANCE:

15. a.   Lessor shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion or other insurable hazards and contingencies for the full replacement value, provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring upon the Demised Premises or any additional improvements which Lessee may construct or install on the Demised Premises.

    b. Lessee shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

    c. Lessor hereby waives and releases all claims, liabilities and causes of action against Lessee and its agents, servants and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion and other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Lessee hereby waives and releases all claims, liabilities and causes of action against Lessor and its agents, servants and employees for loss or

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damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property whether that of Lessee or of others in, upon or about the Premises resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not the Lessee's insurer shall consent thereto.

    d. In the event that the use of the Demised Premises by Lessee increases the premium rate for insurance carried by Lessor on the improvements of which the Demised Premises are a part, Lessee shall pay Lessor, upon demand, the amount of such premium increase. If Lessee installs any electrical equipment that overloads the power lines to the building or its wiring, Lessee shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

PUBLIC LIABILITY INSURANCE

16. Lessee shall during the term hereof keep in full force and effect at its expense a policy or policies of public liability insurance with respect to the Demised Premises and the business of Lessee, on terms with companies approved in writing by Lessor, in which both Lessee and Lessor shall be covered by being named as insured parties under reasonable limits of liability not less than:
$500,000 for injury/death to any one person; $1,000,000 for injury/death to more than one person, and $500,000 with respect to damage to property. Such policy or policies shall provide that ten (10) days written notice must be given to Lessor prior to cancellation thereof. Lessee shall furnish evidence satisfactory to Lessor at the time this Lease is executed that such coverage is in full force and effect.

DEFAULT OF LESSEE:

17.  a.   In the event of any failure of Lessee to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such failure shall have been given to Lessee, or if Lessee or an agent of Lessee shall falsify any report required to be furnished to Lessor pursuant to the terms of this Lease, or if Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against Lessee or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Lessee shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Lessee shall be in default hereunder, and Lessor, in addition to other rights of remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of

Lessee, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

    b. Should Lessor elect to re-enter the Demised Premises, as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Premises or any part thereof such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such subletting all rentals received by the Lessor from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of the rent due and upon payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee, upon demand, shall pay any such deficiency to Lessor. No such re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time after such re-entry and reletting elect to terminate this Lease for any such breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

    c. Lessor may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonably necessary to cure any default of Lessee herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Lessee, as additional rent, upon demand.

    d. In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Lessee to be kept or performed, and a breach shall be established, Lessee shall pay to Lessor all expenses incurred therefor, including a reasonable attorney's fee, together with interest on all such expenses at the rate of Eighteen and 00/100 percent (18%) per annum from the date of such breach of the covenants of this Lease.

    e. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Demised Premises, by reason of the violation by Lessee of any of the covenants or conditions of this Lease, or otherwise. Lessee also waives any demand for possession of the Demised Premises, and any demand for payment of rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices above provided in this Article, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

    f. No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Lessor or Lessee shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

COVENANTS TO HOLD HARMLESS:

18. Unless the liability for damage or loss is caused by the negligence of Lessor, its agents or employees, Lessee shall hold harmless Lessor from any liability for damages to any person or property in or upon the Demised Premises and the Premises, including the person and the property of Lessee and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Lessee's failure to perform the covenants of this Lease. All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Lessee. Lessee agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Lessee in or about the Premises, and not furnished on order of Lessor, which may be secured by any Mechanic's Materialmen's or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Lessee may contest such lien, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Lessee shall forthwith pay and discharge said judgment. Lessor shall have the right to post and maintain on the Demised Premises, notices of non-responsibility under the laws of the State of Minnesota.

NON-LIABILITY:

19. Subject to the terms and conditions of Article 14 hereof, Lessor shall not be liable for damage to any property of Lessee or of others located on the Premises, nor for the loss of or damage to any property of Lessee or of others by theft or otherwise. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances, or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Lessor shall not be liable for any such damage caused by other Lessees or persons in the Premises, occupants of adjacent property, of the buildings, or the public or caused by operations in construction of any private, public or quasi-public work. Lessor shall not be liable for any latent defect in the Demised Premises. All property of Lessee kept or stored on the Demised Premises shall be so kept or stored at the risk of Lessee only and Lessee shall hold Lessor harmless from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carrier.

SUBORDINATION:

20. This Lease shall be subordinated to any mortgages that may now exist or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof. In the event of execution by Lessor after the date of this Lease of any such mortgage, renewal, replacement or extension, Lessee agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

    a. Such holder shall not disturb the possession and other rights of Lessee under this Lease so long as Lessee is not in default hereunder,

    b. In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Lessee as Lessee of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Lessor hereunder, and

    c. The Lessee shall recognize such holder as Lessor hereunder. Lessee shall, upon receipt of a request from Lessor therefor, execute and deliver to Lessor or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Lessee's performance under this Lease, or setting forth any such offsets or defenses claimed by Lessee, as the case may be.

ASSIGNMENT OR SUBLETTING:

21. Lessee agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose of purposes herein specified and for no other purposes, in the manner and to substantially the extent now intended, and not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior consent of Lessor in each instance. Lessee shall seek such consent of Lessor by a written request therefor, setting forth such information as Lessor may deem necessary. Lessor agrees not to withhold consent unreasonably. Consent by Lessor to any assignment of this Lease or to any subletting of the Demised Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting. Lessor's rights to assign this Lease are and shall remain unqualified. No such assignment or subleasing shall relieve the Lessee from any of Lessee's obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignee, sublessee or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Lessor, its successors or assigns, all of the terms, covenants and conditions of this Lease thereafter to be performed by Lessee and shall agree in writing to be bound thereby. Should Lessee sublease in accordance with the terms of this Lease, fifty percent (50%) of any increase in rental received by Lessee over the per square foot rental rate which is being paid by Lessee shall be forwarded to and retained by Lessor, which increase shall be in addition to the Base Rent and Additional Rent due Lessor under this Lease.

ATTORNMENT:

22. In the event of a sale or assignment of Lessor's interest, in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder; provided, however, Lessee's peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease. Lessee shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.

NOVATION IN THE EVENT OF SALE:

23. In the event of the sale of the Demised Premises, Lessor shall be and hereby is relieved of all the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Lessor herein. Notwithstanding the foregoing provisions of this Article, Lessor, in the event of a sale of the Demised Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the Demised Premises assumes and agrees to carry out all of the covenants and obligations of Lessor herein.

    The Lessor agrees at any time and from time to time upon not less than ten
(10) days prior written request by the Lessor to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect as modified and stating the modifications, and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

SUCCESSORS AND ASSIGNS:

24. The terms, covenants and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

REMOVAL OF FIXTURES:

25. Notwithstanding anything contained in Article 8, 29 or elsewhere in this Lease, if Lessor requests then Lessee will promptly remove at the sole cost and expense of Lessee all fixtures, equipment and alterations made by Lessee simultaneously with vacating the Demised Premises and Lessee will promptly restore said Demised Premises to the condition that existed immediately prior to said fixtures, equipment and alterations having been made all at the sole cost and expense of Lessee.

QUIET ENJOYMENT:

26. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Lessee, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on Lessee's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Demised Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

RECORDING:

27. Lessee shall not record this Lease without the written consent of Lessor. However, upon the request of either party hereto, the other party shall join in the execution of the Memorandum lease for the purposes of recordation. Said Memorandum lease shall describe the parties, the Demised Premises and the term of the Lease and shall incorporate this Lease by reference. This Article 27 shall not be construed to limit Lessor's right to file this Lease under Article 22 of this Lease.

OVERDUE PAYMENTS:

28. All monies due under this Lease from Lessee to Lessor shall be due on demand, unless otherwise specified and if not paid when due, shall result in the imposition of a service charge for such late payment in the amount of Eighteen percent (18%) of the amount due.

SURRENDER:

29. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Lessee shall peaceably surrender the Demise Premises broom-clean in good order, condition and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Lessee shall, at its expense, remove all trade fixtures, personal property and equipment and signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Lessee and at its expense. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Lessor or Lessee upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Lessee shall indemnify Lessor against loss or liability, claims, without limitation, made by any succeeding Lessee founded on such delay. Lessee shall promptly surrender all keys for the Demised Premises to Lessor at the place than fixed for payment of rent and shall inform Lessor of combinations of any locks and safes on the Demised Premises.

HOLDING OVER:

30. In the event of a holding over by Lessee after expiration or termination of this Lease without the consent in writing of Lessor, Lessee shall be deemed a lessee at sufferance and shall pay rent for such occupancy at the rate of twice the last-current aggregate Base and Additional Rent, prorated for the entire holdover period, plus all attorneys' fees and expenses incurred by Lessor in enforcing its rights hereunder, plus any other damages occasioned by such holding over.

Except as otherwise agreed, any holding over with the written consent of Lessor shall constitute Lessee with a month-to-month lessee.

ABANDONMENT:

31. In the event Lessee shall remove its fixtures, equipment or machinery or shall vacate the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty
(30) consecutive days (except during any time when the Demised Premises may be rendered intenantable by reason of fire or other casualty),then in any such event Lessee shall be deemed to have abandoned the Demised Premises and Lessee shall be in default under the terms of this Lease.

CONSENTS BY LESSOR:

32. Whenever provision is made under this Lease for Lessee securing the consent or approval by Lessor, such consent or approval shall only be in writing.

NOTICES:

33. Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Lessee at Bio-Metrics Systems, Inc., 9932 West 74th Street, Eden Prairie, MN 55344 and to Lessor at the address then fixed for the payment of rent as provided in Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

RULES AND REGULATIONS:

34. Lessee shall observe and comply with reasonable rules and regulations as Lessor may prescribe, on written notice to Lessee for the safety, care and cleanliness of the Building.

INTENT OF PARTIES:

35. Except as otherwise provided herein, the Lessee covenants and agrees that if it shall any time fail to pay any such cost or expense, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Lessor may, but shall not be obligated so to do, and without notice to or demand upon the Lessee and without waiving or releasing the Lessee from any obligations of the Lessee in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefore, and may make any other payment or perform any other act on the part of the Lessee to be made and performed as in this Lease provided, in such manner and to such extent as the Lessor may deemed desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Lessor and all necessary and incidental costs and expenses in connection with the performance of any such act by the Lessor, together with interest thereon at the rate of eighteen percent (18%) per annum from the date of making of such expenditure, by Lessor, shall be deemed additional rent hereunder, and shall be payable to Lessor on demand. Lessee covenants to pay any such sum or sums with interest as aforesaid and the Lessor shall have the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the Base Rent payable under this Lease.

GENERAL:

36. The Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, the sole relationship between the parties hereto being that of Lessor and Lessee.

    No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor shall not then be construed as a waiver of subsequent breach of the same covenant, term or condition. The consent to or approval by Lessor of any act by Lessee requiring Lessor's consent or approval shall not waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Lessor under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Lessee's possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of shall govern the validity, performance and enforcement of this Lease.

    a. This Lease and the exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Lessor an Lessee affecting the Demised Premises and there are no other agreements, either oral or written, between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and executed in the same form and manner in which this Lease is executed.

    b. If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

HAZARDOUS MATERIAL:

37. a.   The Premises hereby leased shall be used by and/or at the sufferance of Lessee only for the purpose set forth in Article 11 above and for no other purposes. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waster or a nuisance, or will tend to unreasonably disturb other Lessees in the Building or the Project. Lessee, its employees and all persons visiting or doing business with Lessee in the Premises shall be bound by and shall observe the Building Rules and Regulations attached to this Lease as Exhibit "C", and such further and other reasonable rules and regulations made hereafter by Lessor relating to the Premises, the Building or the Project of which notice in writing shall be given to the Lessee, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

    b. Lessee covenants throughout the Lease Term, at Lessee's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Premises, or the use or manner of use of the Premises. Lessee will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the buildings and improvements on the Premises and the equipment thereof.

    c. In the event any Hazardous Material (hereinafter defined) is brought or caused to be brought into or onto the Premises, the Building or the Project by Lessee, Lessee shall handle any such material in compliance with all applicable federal, state and/or local regulations. For purposes of this Article, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, or any federal, state or local statute, law, ordinance, code, rule, regulation, order decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. Lessee shall submit to Lessor on an annual basis copies of its approved hazardous materials communication plan, OSHA monitoring plan, and permits required by the Resource Recovery and Conservation Act of 1976, if Lessee is required to prepare, file or obtain any such plans or permits. Lessee will indemnify and hold harmless Lessor from any losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees) which Lessor may suffer or incur as a result of Lessee's introduction into or onto the Premises of any Hazardous Material. This Article shall survive the expiration or sooner termination of this Lease.

CAPTIONS:

38. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

EXHIBITS

39. Reference is made to Exhibits A through ____________, inclusive, which Exhibits are attached hereto and made a part hereof.

         EXHIBIT                       DESCRIPTION
         -------                       -----------
         Exhibit A                     Legal Description
         Exhibit B                     Demised Premises
         Exhibit D                     Improvements
         Exhibit E                     Sign Criteria
         Exhibit C                     Addendum to Lease

40. Submission of this instrument to Lessee or proposed Lessee or his agents or attorneys for examination, review, consideration or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this instrument shall have no binding legal effect until execution hereof by both Lessor/Owner and Lessee or its agents.

41. It is agreed and understood that Larry AuBuchon, agent or broker with Welsh Companies, Inc. is representing Prairieview Jack, Ltd., Lessor, and no agent or broker with anyone is representing Bio-Metrics Systems, Inc., Lessee.

See attached Addendum for additional provisions.

IN WITNESS WHEREOF, the Lessor and the Lessee have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.


Lessee:  Bio-Metrics Systems, Inc.          Lessor:   Prairieview Jack, Ltd.,
         (a Minnesota Corporation)                    by Amberjack, Ltd. its
                                                      General Partner, by Welsh
                                                      Companies, Inc., its
                                                      Manager

---------------------------------------               ----------------------------

By:  /s/ Dale R. Olseth                               By:  /s/ Richard P. McGinley
     ----------------------------------                    -----------------------
     Dale R. Olseth

Its:                                                  Its:  Vice President
     ----------------------------------                    -----------------------

                                                      By:  /s/ Robert Zabach
                                                           -----------------------

                                                      Its: Vice President
                                                           -----------------------


STATE OF

COUNTY OF               ss.:

On this 22 day of Nov., 1991, personally came before me, a Notary Public within and for said County, _____________ and ______________, to me well known to be the same persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.


                                  /s/ Elizabeth H. Trad
                                  ---------------------------------------------
                                  Notary Public

                                  My commission expires: Dec. 27, 1993
                                                        -----------------------


STATE OF

COUNTY OF               ss.:

On this ________ day of ________, 19___, personally came before me, a Notary Public within and for said County, _________________ and _________________, to me well known to be the same
persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.



                                  ---------------------------------------------
                                  Notary Public

                                  My commission expires:
                                                        -----------------------

                                     EXHIBIT "A"

                                  LEGAL DESCRIPTION


Lot 1, Block 1, Norseman Industrial Park Fourth Addition according to the plat on file and of record in the office of the County Recorder, Hennepin County, Minnesota

                                      EXHIBIT C

                                  ADDENDUM TO LEASE

                               DATED NOVEMBER 14, 1991

                    BY AND BETWEEN PRAIRIEVIEW JACK LTD. (LESSOR)

                        AND BIO-METRICS SYSTEMS, INC. (LESSEE)


Article 42.   DEMISED PREMISES.

The Demised Premises from January 1, 1992, through June 30, 1994, will be as described on Page 1 of this Lease dated November 14, 1991, that this Addendum is part of. Commencing July 1, 1994, through the "Expiration Date" (December 31,
1996) the Demised Premises will be increased in size to include 9936 West 74th Street consisting of Bays 9 and 10 which consist of approximately 6,159 square feet (3,200 square feet of office space and 2,959 square feet of warehouse space). The total square footage of the Demised Premises as of July 1, 1994, through the Expiration Date will consist of approximately 32,274 square feet.

Article 43.   BASE RENT.

The monthly base rent for the Premises is as follows:

January 1, 1992, through and including December 31, 1992: $9,047.25 per month. January 1, 1993, through and including June 30, 1994: $10,135.38 per month.
July 1, 1994, through and including June 30, 1995:        $13,404.13 per month.
July 1, 1995, through and including December 31, 1995: $14,081.75 per month. January 1, 1996, through and including December 31, 1996: $14,748.88 per month.

Article 44. PERCENTAGE OF REAL ESTATE TAXES AND ANNUAL AGGREGATE OPERATING EXPENSES.

Commencing July 1, 1994, the Demised Premises is expanded as indicated in
Article 42, and the Lessee's proportionate share of Additional Rent as specified in Article 3 attributed to the Premises is also increased from Forty and 87/100 percent to Fifty and 50/100 percent (50.50%) until the Expiration Date of December 31, 1996.

Article 45.   IMPROVEMENT ALLOWANCE FOR EXPANSION SPACE.

The Lessor will provide Sixty-Five Thousand Fifty-One and 00/100 Dollars ($65,051.00) for tenant improvements according to Exhibit D.1 and D.2 to be done in 3,134 square feet of 9922 West 74th Street and the 6,159 square feet of 9936 West 74th Street both being added to the Lessee's Demised Premises with the execution of this Lease. Improvements to the Demised

Premises will be approved by Lessor and Lessee by each initialing Exhibit D.1 and Exhibit D.2, the construction plans for the tenant improvements in 9922 and 9936 West 74th Street. Any amount of money spent over the tenant improvement allowance of $65,051.00 on improvements to 9922 and 9936 West 74th Street up to an additional Five Thousand and 00/100 Dollars ($5,000.00) will be paid for initially by the Lessor and repaid for by the Lessee over the remaining term of the Lease with Ten Percent (10%) interest. Any amount of money spent on tenant improvements above Seventy Thousand Fifty-One and 00/100 Dollars ($70,051.00) will immediately upon invoicing be paid for by the Lessee. All improvements to 9922 West 74th Street, Bay 15, will be completed prior to February 15, 1991. All improvements to 9936 West 74th Street, Bays 9 and 10, will be completed prior to October 1, 1994. The tenant improvement allowance will in no instance be refunded or credited to the Lessee if not spent on construction of the Demised Premises.

Article 46.   FIRST OPPORTUNITY TO LEASE ADDITIONAL SPACE.

Provided Lessee is not in default and has performed all of its obligations herein, Lessee shall have the First Opportunity to lease such other contiguous space on the ground floor of the Premises as it becomes available for leasing during the term of this Lease for a term coterminous with this Lease and at rental rates and upon such other terms and conditions, other than rent-free periods, as are being offered by Lessor to the general public for such space. Upon notification in writing by Lessor that such space is available, Lessee shall have ten (10) business days in which to elect in writing so to lease such space, in which event the Lease for same shall commence not more than thirty
(30) days after such space becomes vacant.

In the event Lessee declines or fails to elect so to lease such space, then the First Opportunity hereby granted shall automatically terminate and shall thereafter be null and void as to such space.

It is understood that the First Opportunity shall not be construed to prevent any tenant in the building from extending or renewing its Lease.

This First Opportunity hereby granted is personal to Bio-Metrics Systems, Inc., and is not transferable. In the event of any assignment or subletting under this Lease, this First Opportunity shall automatically terminate and shall thereafter be null and void.

Article 47.

With the full execution and acceptance of this Lease and the removal of any contingency, it is understood and agreed that Lessor and Lessee will execute Termination of Lease Agreements terminating Leases dated May 24, 1982, and April 22, 1986, and January 8, 1987, and any additional Amendments or Agreements.

Article 48.

It is understood and agreed that this Lease is contingent upon the Lessor's ability to provide 9922 West 74th Street West consisting of 3,134 square feet available for lease to the Lessee and therefore a Termination Agreement will have to be executed between the Lessor and North Central Sales, the current occupant of 9922 West 74th Street.

                                      EXHIBIT E
                             Prairieview Business Center
                               9910-9950 - 74th Street

                                    SIGN CRITERIA


1. Tenant identification shall be by way of 15" dimensional Helvetica upper class letters painted ivory in color and mounted above the bay windows. Signs shall be centered and shall not extend closer than 18" to the edge of the bay. In some cases, letters of a smaller size will be permitted for a portion of the message. No logos will be permitted.

2. Identification will be permitted, including logos, on the glass entry doors to the units. Front doors will be identified with 3" Helvetica, ivory colored, letters.

3. Rear identification shall be with bronze plastic plates, 8" in width x length of name, with 6" ivory Helvetica upper case flat letters affixed.

4. Proposed sign layouts may be submitted to Welsh Companies for approval prior to fabrication. The city building inspector will not issue sign permits unless the application is accompanied by a sign layout with written approval from Welsh Companies on the layout.

5. To facilitate preparation of approved signage, a sign consultant has been appointed for the project. He is Richard Walsh, 561 Third Street, Excelsior, Minnesota 55331. Telephone: 474-6943. Tenants are requested to work with him on proposed signage layouts.

                         AGREEMENT TO AMEND AND EXTEND LEASE


    TO LEASE DATED November 18, 1991 BY AND BETWEEN Prairieview Jack, Ltd., AmberJack, Ltd., its General Partner, Welsh Companies, Inc., its Manager, AS LESSOR AND Bio-Metric Systems, Inc. (A Minnesota Corporation), as LESSEE.

    THIS AMENDMENT TO LEASE, entered into and made as of the ______ day of _____________________________, 1993, by and between Prairieview Jack, Ltd.,
AmberJack, Ltd., its General Partner, Welsh Companies, Inc., its Manager, as Lessor and Bio-Metric Systems, Inc. (A Minnesota Corporation), as Lessee.

                                     WITNESSETH:

    WHEREAS, Lessor and Lessee have heretofore entered into a certain lease, dated November 18, 1991 (the "Lease"), of a certain space at 9922, 9924, 9932, 9942 West 74th Street, Eden Prairie, Minnesota, also known as Bays 7, 8, 11, 12, 13, 14 & 15 of the Prairieview Business Center (the "Premises"), upon terms and conditions described in said Lease; and

    WHEREAS, Lessor and Lessee desire to amend said lease and extend the term as described below:

    NOW, THEREFORE, in consideration of the rents reserved and of the covenants and agreements herein set forth, it is agreed that the Lease be hereby amended from and after September 1, 1993, hereof as follows:

    1. DEMISED PREMISES: The Demised Premises are as described above in this Agreement to Amend and Extend Lease through August 31, 1993. Commencing September 1, 1993, through June 30, 1994, the Demised Premises shall be increased in size to include 9916 West 74th Street commonly known as Bay 16, consisting of approximately 3,134 rentable square feet. Commencing July 1, 1994, through the Expiration Date, the Demised Premises will be increased in size to include 9936 West 74th Street as described in Article 42, Exhibit C of the Lease dated November 18, 1991. The total square footage of the Demised Premises as of September 1, 1993, through June 30, 1994, shall be approximately 29,249 square feet. The total square footage of the Demised Premises as of July 1, 1994, through the Expiration Date shall be approximately 35,408 square feet.

    2. TERM: Effective September 1, 1993, the Lease Term shall be extended by thirty-six (36) months to expire on December 31, 1999, unless sooner terminated as provided herein.

    3. BASE RENT: The monthly base rent as defined in Article 2 of the Lease and Article 43 of Exhibit C, Addendum to Lease, both dated November 18, 1991, shall be amended as follows:

                                                                Base Rent/Month
                                                                ---------------
    September 1, 1993, through and including June 30, 1994        $11,735.46
    July 1, 1994, through and including June 30, 1995              15,069.50
    July 1, 1995, through and including June 30, 1996              15,807.17
    July 1, 1996, through and including June 30, 1997              16,544.83
    July 1, 1997, through and including June 30, 1998              17,282.50
    July 1, 1998, through and including December 31, 1999          18,020.17

    4. ADDITIONAL RENT: Article 3 of the Lease Agreement and Article 44 of the Addendum, shall be amended by deletion of the percentages 40.87% and 50.50% respectively and inserting, in lieu thereof, the following percentages and their commencement dates: Commencing September 1, 1993, the Demised Premises shall be expanded as indicated in Article 1 of this Agreement and the Lessee's proportionate share of Additional Rent, as described in Article 3 of the Lease Agreement, shall be increased to Forty-five and 77/100 percent (45.77%). Commencing July 1, 1994, the Demised Premises shall be expanded as indicated in
Article 42, Exhibit C of the Lease and Lessee's proportionate share of Additional Rent shall be increased to Fifty-five and 41/100 percent (55.41%) until the Expiration Date of December 31, 1999.

    5. IMPROVEMENT ALLOWANCE: Lessor shall provide Lessee an allowance of Twenty-One Thousand Nine Hundred Thirty-eight and 00/100 Dollars ($21,938.00) for tenant improvements to the approximate 3,134 rentable square feet within 9916 West 74th Street as described in the attached Exhibit E. Said allowance is in addition to the allowance for 9922 and 9936 West 74th Street as described in
Article 45 of the Addendum to Lease and shall be used solely for improvements to the space within 9916 West 74th Street. The allowance shall be available to Lessee upon the delivery of receipts to Lessor's representative for work completed to the Demised Premises. All improvements to 9916 West 74th Street shall be completed prior to November 30, 1993. Any portion of the Allowance not used for improvements to the Demised Premises or used for the purchase of Tenant trade fixtures shall not be refunded or credited to Lessee.

    6. REMOVAL OF FIXTURES: Notwithstanding anything to the contrary contained in Article 25, 8 and 29 of the Lease, Lessee shall provide Lessor with a written inventory of all trade fixtures and equipment that Lessee plans to remove from Premises a minimum of thirty (30) days prior to the planned date of vacancy. Trade fixtures shall include, but not be limited to that heating, ventilating, and air conditioning equipment that serves Lessee's specialized laboratory equipment or processes, an underground chemical receptor tank located within 9942 West 74th Street, a steel HVAC support structure within 9942 West 74th Street and concrete block chemical storage room located in 9942 West 74th Street. Upon removal of the chemical receptor tank Lessee shall provide Lessor with test results from a licensed environmental testing company certifying that the soil and groundwater surrounding said tank are free of hazardous or deleterious substances which may have originated from the tank. Any soil or groundwater found to contain such hazardous or deleterious materials shall be disposed of at Lessee's sole expense in a manner and location approved by the Minnesota Pollution Control Agency and any other local, State or Federal agencies governing the disposal of such materials. Prior to filling of the cavity which contained the chemical receptor tank, Lessee shall provide Lessor with a plan prepared by a registered architect or engineer for approval. All penetrations through the roof of the Demised Premises or elsewhere in the building created by or the result of removal of Lessee's fixtures shall be repaired by a contractor approved by the Lessor.

    7. FIRST OPPORTUNITY TO LEASE ADDITIONAL SPACE: Provided Lessee is not in default and has performed all of it's obligations herein, Lessee shall have the First Opportunity to Lease such other contiguous space as it becomes available for Lease as described in Article 46 of the Addendum to Lease, dated November 18, 1991.

    8.   OPTION TO EXTEND LEASE TERM:

    a. Provided Tenant is not in default hereunder and has performed al of its covenants and obligations hereunder, Tenant shall have the option to extend the Term of this Lease (hereinafter the "Option") for one consecutive period of two (2) years upon the same terms and conditions, except the Base Rent shall be adjusted as set forth in this Section 8.

    b.   Should Tenant exercise its Option, Base Rent shall be as follows:

              Period                             Monthly Base Rent
              ------                             -----------------

         January 1, 2000 through and
         including December 31, 2000                  $18,855.33

         January 1, 2001 through and
         including December 31, 2001                  $19,593.00

         Base Rent rates shall apply to the Option only. Base Rent for any other renewal period shall be renegotiated by Landlord and Tenant.

    c. Tenant shall exercise said Option by giving written notice to Landlord not later than December 31, 1998. Thereafter Landlord shall advise Tenant within ten (10) business days of the Base Rent for the Option Period, and Tenant shall then have ten (10) business days within which to revoke in writing its exercise of the Option.

    d. It is understood and agreed that this Option is personal to Bio-Metric Systems, Incorporated and is not transferrable. In the event of any assignment or subleasing of any or all of the Demised Premises, said Option shall be null and void.

    9. The terms and conditions of this Agreement to Amend and Extend Lease are contingent upon full execution of a termination agreement with Challenge Printing for the 3,134 rentable square feet located in Bay 16.

    Except as hereinabove set forth, all terms, provisions and covenants of the Lease shall remain unchanged and in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


LESSEE: Bio-Metric Systems, Inc.   LESSOR: Prairieview Jack, Ltd.,
        (A Minnesota Corporation)          AmberJack, Ltd.,
                                           its General Partner, Welsh Companies,
                                           Inc., its Manager


By:  /s/ Dale R. Olseth      By:
     ------------------            ------------------------------
     Dale R. Olseth                E. Paul Dunn
Its: President               Its:  Executive Vice President

                             By:   ------------------------------
                                   Richard P. McGinley
                             Its:  Vice President

                                      AMENDMENT #2

                   TO LEASE DATED November 18, 1991 BY AND BETWEEN
             Prairieview Jack Ltd., AmberJack, Ltd. Its General Partner,
                   Welsh Companies, Inc., Its Manager, AS LANDLORD
          AND Bio-Metric Systems, Inc. (A Minnesota Corporation), AS TENANT



    THIS AMENDMENT TO LEASE, entered into and made as of the 10th day of November, 1993, by and between Prairieview Jack Ltd., AmberJack, Ltd. Its General Partner, Welsh Companies, Inc. Its Manager, as Landlord and Bio-Metric Systems, Inc. (A Minnesota Corporation), as Tenant.


                                     WITNESSETH:

    WHEREAS, Landlord and Tenant have heretofore entered into a certain lease, dated November 18, 1991 and amended September 1, 1993 (the "Lease"), of a certain space at 9916, 9922, 9924, 9932, 9942 West 74th Street, Eden Prairie, Minnesota, also known as Bays 7, 8, 11, 12, 13, 14, 15 & 16 (the "Premises"), upon terms and conditions described in said Lease; and

    WHEREAS, Landlord and Tenant desire to amend said lease as described below:

    NOW, THEREFORE, in consideration of the rents reserved and of the covenants and agreements herein set forth, it is agreed that the Lease be hereby amended from and after the date hereof as follows:

    1. The time allotment for use of the tenant improvement allowance in Paragraph 5 - IMPROVEMENT ALLOWANCE of the Agreement to Amend and Extend Lease, shall be extended to January 31, 1994.

    2. Effective JANUARY 17, 1994, BioMetric Systems, Inc. shall be known as BSI Corporation (A Minnesota Corporation). All reference to Bio-Metric Systems, Inc. in the Lease, Amendment #1, and Amendment #2 shall be the same as if it were specifically naming BSI Corporation.

    Except as hereinabove set forth, all other terms, provisions and covenants of the Lease shall remain unchanged and in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:  BSI Corporation               LANDLORD:    Prairieview Jack, Ltd.,
         (A Minnesota Corporation)                    Its General Partner,
                                                      Welsh Companies, Inc.
                                                      Its Manager

By:   /s/ Dale R. Olseth               By:  /s/ E. Paul Dunn
      ------------------                    --------------------------------
      Dale R. Olseth                        E. Paul Dunn
Its:  President                        Its: Executive Vice President

                                       By: /s/ Richard P. McGinley
                                            ---------------------------------
                                            Richard P. McGinley
                                       Its: Vice President



2016498-1